SACRAMENTO AVIATION
                                 MANAGEMENT CO.


                               PURCHASE AGREEMENT


THIS AGREEMENT, made this 22ND day of SEPTEMBER 19, 1999 by and between:



               SELLER                             PURCHASER

SACRAMENTO AVIATION MANAGEMENT C0.           THE QUIZNO'S CORPORATION
5957 FREEPORT BLVD.                          1415 LARIMER
SACRAMENTO, CA 95822                         DENVER, CO 80202


NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. The PURCHASER agrees to purchase and the SELLER agrees to sell the following aircraft:


Aircraft Make        1997 CESSNA             Engine Make  WILLIAMS - ROLLS ROYCE

Aircraft Model       CITATION 525            Engine Model FJ44-1A

Aircraft Serial #    525-0212                Engine Serial # L-  1433

Aircraft Reg #       N67VW                   Engine Serial # R - 1434

hereinafter, "the Aircraft."

The Aircraft is equipped with standard and/or optional accessories and equipment as specified by Seller's specification sheet, which is attached hereto and incorporated herein by referenced as Exhibit A.

2. PURCHASER agrees to pay to SELLER a total price of: $ 3,350,000.00 due and payable in U.S. Funds upon delivery of said Aircraft to PURCHASER. SELLER acknowledges receipt of deposit from PURCHASER in the amount of $50,000.00, to be applied as credit toward the aforementioned purchase price, requiring a balance due from PURCHASER at closing of $3,300,000.00.

3. SELLER will deliver the aircraft to the PURCHASER by 10/13/99 at such place as may be mutually agreed upon by the Parties.


4. Seller warrants that it is either the owner of the Aircraft or that it is a duly authorized agent of the Aircraft owner, with authority to execute and deliver this Agreement and carry out the SELLER's obligations herein. At the time of delivery of the Aircraft and full payment of the total price by PURCHASER, SELLER will deliver to PURCHASER an FAA Bill of Sale, FAA Form AC 8050-2, duly executed by SELLER, conveying title to said Aircraft to PURCHASER free and clear of all liens, charges or encumbrances. PURCHASER shall execute and deliver to SELLER, at the time of delivery of the aircraft, a delivery receipt in the form attached hereto as Exhibit B. In addition, SELLER will transfer to the PURCHASER all available logbooks, manuals and other records as pertaining to the application and maintenance of the Aircraft. At the time of delivery, SELLER represents and warrants that all applicable payments relating to the "ProParts" program shall be paid up to date and further, that all due or overdue Cescom inspections and related repairs shall be completed by SELLER. SELLER further agrees to replace the door seal of the Aircraft's emergency door at SELLER's expense prior to delivery. SELLER is aware of no damage history of the Aircraft which would, by law, require the fling of FAA Form 337.

5. PURCHASER hereby agrees to pay any and all taxes, duties or fees assessed or levied by any Federal, State or local taxing authority as a result of this sale, delivery, registration or ownership of the Aircraft by PURCHASER.

6. THE AIRCRAFT IS BEING SOLD ON AN "AS IS" BASIS. THERE ARE NO WARRANTIES, RELATING TO THE CONDITION OF THE AIRCRAFT, WHICH EXTEND BEYOND THE DESCRIPTION OF THE AIRCRAFT. EXCEPT FOR WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT AND/OR THE RELATED AIRCRAFT BILL OF SALE, SELLER DISCLAIMS ALL OTHER EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE WHATSOEVER INCLUDING MERCHANTABILITY AND FITNESS FOR USE. SHOULD ANY MANUFACTURERS' WARRANTIES STILL BE IN EFFECT WITH RESPECT TO THE AIRCRAFT AND ITS COMPONENTS, INCLUDING ENGINES (OTHER THAN WARRANTIES WHICH BY THEIR TERMS ARE UNASSIGNABLE), SELLER WILL REASONABLY ASSIST PURCHASER TO MAINTAIN CONTINUITY OF THE WARRANTIES FOR PURCHASER'S BENEFIT.

7. SELLER shall not be liable for any failure of or delay in delivery of the Aircraft for the period that such failure or delay is due to acts of God or the public enemy; civil war, governmental priorities or allocations; strikes or labor disputes; inability to obtain necessary materials, accessories, equipment or parts from the manufacturers thereof; or any other cause beyond the SELLER's reasonable control. SELLER agrees to notify PURCHASER promptly of the occurrence of any such cause and to carry out this Purchase Agreement as promptly as practical after such cause is terminated.

8. This Purchase Agreement shall not be modified or amended except by an instrument in writing signed by authorized representatives of the parties. All notices and requests hereunder shall be in writing and shall be sent to the addresses hereinabove set forth (or to such other address as may hereafter be designated in writing).

9. If after execution of this Agreement, either party shall default under this Agreement, then either party shall have all rights provided under this contract and pursuant to applicable law to seek recovery for damages. The parties hereby reserve such rights and no part of this Agreement shall limit those rights, except as specifically provided for herein.

10. PURCHASER and SELLER warrant that the terms and coeditions of this Purchase Agreement were fully read and understood and that they constitute the entire Agreement between the parties.

11. If any one or more provisions of this Purchase Agreement shall be found to be illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. This Purchase Agreement shall be binding upon and inure to the benefit of the respective legal representatives and heirs of the individual parties, and the respective successors and assigns of the corporate parties, except as otherwise herein provided.

13. The Parties hereto, appoint as its escrow agent, Insured Aircraft Title Service, Oklahoma City, Oklahoma, and authorizes said agent to receive and hold all deposits of money. Escrow agent is further authorized to, but is not necessarily required to, receive and hold for filing on behalf of both Parties, all applicable bills of sale, security agreements, applications for registration, and related documents, until such time as the conditions, covenants and agreements, expressed and implied, necessary to properly effect the above-described aircraft transaction have been performed. Upon confirmation that the provisions herein have been fully performed and satisfied, by noticed from both Parties, escrow agent may, at the time of closing and delivery, file, said documents for recording with the Federal Aviation Administration, and further shall transfer all deposits to the SELLER. It is agreed that escrow fees will be split equally between Purchaser and Seller.

14. The parties hereto agree to cooperate with the other to ensure completion of any and all requisite documents and/or filings in order to effect the purpose of the transaction described herein.

15.     Additional Provisions:  NONE

16.     Transaction to be completed by October 13, 1999.

IN AGREEMENT WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by their authorized representatives.


WITNESS:                                THE QUIZNO'S CORPORATION
                                        --------------------------------
                                        PURCHASER

Nicole L. Johnson                       By:
                                        --------------------------------

                                        Date:Vice President/General Counsel

WITNESS:                                SACRAMENTO AVIATION MANAGEMENT CO.
                                        ---------------------------------
                                        SELLER

WITNESS:

___________________________             By:_____________________

                                        Date:  9/27/99




                               SACRAMENTO AVIATION
                                 MANAGEMENT CO.
                                 EXHIBIT "A" TO

                           AIRCRAFT PURCHASE AGREEMENT


                            1997 CESSNA CITATION JET
                          N67VW SERIAL NUMBER 525-0212


 TOTAL TIME AIRFRAME                 400 HOURS
 TOTAL TIME ENGINES                  L - 400 HOURS
                                     R - 400 HOURS
 EXTERIOR:

 INTERIOR: CHAMPAGNE AND SADDLE INTERIOR, GLOSS LAMINATE CABINETRY, LH FORWARD
           DELUXE BIRCH REFRESHMENT CENTER, RH & LH EXECUTIVE TABLES, AFT BIRCH DIVIDER WITH MIRROR ON FORWARD SIDE, AFT REMOVABLE CURTAIN, AFT BAGGAGE COMPARTMENT, LH AFT BELTED FLUSHING POTTY

 AVIONICS

 COM                       DUAL BENDIX/KING
 NAV                       DUAL BENDIX/KING
 DME                       DUAL BENDIX/KING
 ADF                       BENDIX/KING
 TRANSPONDER               BENDIX/KING
 RADAR                     2000 VP
 RADAR ALTIMETER           BENDIX/KING KRA-405
 L.R.N.                    GNS-X/LS WITH GPS

 AUTO PILOT/ FLIGHT DIRECTOR

 SPZ 5000 TWO TUBE EFIS FLIGHT DIRECTOR

 ADDITIONAL EQUIPMENT

 WOODWARD ENGINE SYNCHRONIZE         SHADIN AIR DATA COMPUTER
 50 CUBIC FOOT OXYGEN SYSTEM         44 AMP BATTERY
 CHIMES                              INDIRECT LIGHTING
 COCKPIT ASSIST HANDLE               NAVIGATION CHART CASE

            AIRCRAFT SUBJECT TO PRIOR SALE OR REMOVAL FROM THE MARKET ALL SPECIFICATIONS SUBJECT TO VERIFICATION UPON INSPECTION




                               SACRAMENTO AVIATION
                                 MANAGEMENT CO.

                                 EXHIBIT "B" TO

                           AIRCRAFT PURCHASE AGREEMENT



                                DELIVERY RECEIPT

Receipt is hereby acknowledged on behalf of THE QUIZNO' S CORPORATION of the delivery to it by SACRAMENTO AVIATION MANAGEMENT C0. at 1:00 o'clock this 13th day of October, 1999, at______________ , the following described Aircraft together with the parts and equipment associated herewith, pursuant to the Aircraft Purchase Agreement dated as of the 22ND day of SEPTEMBER, 1999 between SACRAMENTO AVIATION MANAGEMENT C0. and THE QUIZNO'S CORPORATION and verification that all conditions and provisions of said Purchase Agreement are complied with.


Aircraft Make 1997     CESSNA             Engine Make  WILLIAMS - ROLLS ROYCE

Aircraft Model         CITATION 525       Engine Model FJ44-IA

Aircraft Serial #      525-0212           Engine Serial# L- 1433

Aircraft Reg #         N67VW              Engine Serial# R- 1434


By:_______________________________                     Date:10/13/99


Title:  Chief Financial Officer